SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 19, 2003

                                       CW

                                  (Depositor)

    (Issuer in respect of CHL Mortgage Pass-Through Trust, Series 2003-HYB1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                        CHL Mortgage Pass-Through Trust
                                Series 2003-HYB1

On July 19, 2003, The Bank of New York, as Trustee for CW, CHL Mortgage Pass-Through Trust Series 2003-HYB1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2003, among CW as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, CHL Mortgage Pass-Through Trust Series 2003-HYB1 relating to the distribution date of July 19, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 19, 2003


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated July 19, 2003


                             Payment Date: 07/19/03


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2003-HYB1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       431,827,261.55    3.849136%    34,656,931.54  1,381,364.65   36,038,296.19       0.00   3,770.35
                        2A1        43,602,478.59    4.242319%     1,669,524.54    154,146.36    1,823,670.90       0.00       0.00
                        3A1        34,883,479.09    4.387829%     4,605,322.09    122,439.70    4,727,761.79       0.00   5,112.59
                        X         531,243,872.96    1.378390%             0.00    607,142.51      607,142.51       0.00   3,075.13
Residual                AR                  0.00    0.000000%             0.00          0.07            0.07       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           8,050,000.00    3.919729%             0.00     26,150.46       26,150.46       0.00     144.39
                        B1          5,152,000.00    3.919729%             0.00     16,736.30       16,736.30       0.00      92.41
                        B2          3,542,000.00    3.919729%             0.00     11,506.20       11,506.20       0.00      63.53
                        B3            966,000.00    3.919729%             0.00      3,138.06        3,138.06       0.00      17.33
                        B4            966,000.00    3.919729%             0.00      3,138.06        3,138.06       0.00      17.33
                        B5          2,254,653.73    3.919729%             0.00      7,324.27        7,324.27       0.00      40.44
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        531,243,872.96     -           40,931,778.17  2,333,086.63   43,264,864.80     -       12,333.48
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       397,170,330.01          3,770.35
                                2A1        41,932,954.05              0.00
                                3A1        30,278,157.00          5,112.59
                                X         490,312,094.79          3,075.13
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           8,050,000.00            144.39
                                B1          5,152,000.00             92.41
                                B2          3,542,000.00             63.53
                                B3            966,000.00             17.33
                                B4            966,000.00             17.33
                                B5          2,254,653.73             40.43
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        490,312,094.79         12,333.47
--------------------------------------------------------------------------------

                             Payment Date: 07/19/03


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2003-HYB1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   431,827,261.55     3.849136% 12669DC89    65.661756      2.617163    752.487316
                           2A1    43,602,478.59     4.242319% 12669DC97    33.072335      3.053552    830.668054
                           3A1    34,883,479.09     4.387829% 12669DD21   102.806547      2.733273    675.912068
                           X     531,243,872.96     1.378390% 12669DD39     0.000000      0.942742    761.333196
Residual                   AR              0.00     0.000000% 12669DD47     0.000000      0.745383      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       8,050,000.00     3.919729% 12669DD54     0.000000      3.248505  1,000.000000
                           B1      5,152,000.00     3.919729% 12669DD62     0.000000      3.248505  1,000.000000
                           B2      3,542,000.00     3.919729% 12669DD70     0.000000      3.248505  1,000.000000
                           B3        966,000.00     3.919729% 12669DE79     0.000000      3.248505  1,000.000000
                           B4        966,000.00     3.919729% 12669DE87     0.000000      3.248505  1,000.000000
                           B5      2,254,653.73     3.919729% 12669DE95     0.000000      3.248510  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     531,243,872.96       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2003-HYB1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance       414,900,114.75    43,628,535.12    31,783,444.92
Loan count                   1018               95               68
Avg loan rate           5.508084%        5.877740%        6.018829%
Prepay amount       34,256,049.62     1,633,423.95     4,590,825.87

                          Total
                          -----
Prin balance       490,312,094.79
Loan count                   1181
Avg loan rate                5.57
Prepay amount       40,480,299.44

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        48,319.25         7,047.54         3,790.50
Sub servicer fees        4,389.61           279.66             0.00
Trustee fees             3,371.68           339.74           272.92


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees        59,157.29
Sub servicer fees        4,669.27
Trustee fees             3,984.33


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud               10,910,797.69     1,043,531.62       926,025.76
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud               12,880,355.07
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.060067%           100.000000%            510,313,219.23
   -----------------------------------------------------------------------------
   Junior            3.939933%             0.000000%             20,930,653.73
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          13                 5,208,095.12
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                13                 5,208,095.12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           43,264,864.80         43,264,864.80
Principal remittance amount           40,931,778.17         40,931,778.17
Interest remittance amount             2,333,086.63          2,333,086.63